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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
                      Filed Pursuant to Section 13 or 15(d) of
                         THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): January 6, 1998


                                CAPSTAR HOTEL COMPANY
                (Exact name of registrant as specified in its charter)


     DELAWARE                      1-12017             52-1979383
(State or other juridiction of  (Commission File    (IRS Employer Identification
incorporation)                   Number)             Number)



                             1010 Wisconsin Avenue, N.W.
                                      Suite 650
                                Washington, D.C. 20007
                       (Address of principal executive offices)



         Registrant's telephone number, including area code:   (202) 965-4455


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Item 2.        ACQUISITIONS

     On January 6, 1998, CapStar Hotel Company (the "Company") completed the acquisition of a portfolio of six upscale, full-service hotels from certain affiliates of Medallion Hotels, Inc. for a purchase price of $150.0 million.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) (b)   It is not practical for the Company to provide required financial statements and pro forma financial information for the acquired assets as of the date hereof. The Company intends to file such financial information as soon as it becomes available and in any event within 60 days of this Report on Form 8-K.


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                                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CAPSTAR HOTEL COMPANY
                         (Registrant)


                         By:  /s/  JOHN EMERY
                         ------------------------
                         John Emery
                         Chief Financial Officer


Dated:  January 21, 1998